UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 25, 2011

APEXTALK HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-153838	26-1402471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

637 Howard Street San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

(888) 494-2330
 (Registrant’s telephone number, including area code)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisiton or Disposition of Assets

On June 18, 2010, (the “Date of Execution”), Apextalk Holdings, Inc. (the “Company”) entered into a share transfer agreement (the “Share Transfer Agreement”) with Ms. Weiling Liang, as previously disclosed in the Current Reports on Form 8-K filed on September 14, 2010. As of the Date of Execution, Ms. Liang owned 49% of the issued and outstanding common stock of Guangdong Yi An Investment Consulting Co., Ltd (“Yi An”), of which we owned the remaining 51% of the issued and outstanding common stock. Pursuant to the Share Transfer Agreement, Weiling Liang agrees to transfer 39% of Yi An’s issued and outstanding common stock to the Company at an aggregate purchase price of RMB 21,642,615.52 (approximately $3,261,500) (the “Purchase Price”), which shall be paid in full within 720 days following the Date of Execution (the “Transaction”).

On October 25, 2010, the Company completed a partial closing of the Transaction by paying Ms. Liang $2,000,000 or 61.32% of the Purchase Price in exchange for 24.37% of Yi An’s issued and outstanding common  stock as previously disclosed in the Current Reports on Form 8-K filed on October 29, 2010. As of the date of the partial closing, we owned 75.37% of the issued and outstanding common stock of Yi An.

On March 25, 2011, the Company completed the closing of the Transaction and fulfilled its obligation pursuant to the Share Transfer Agreement by paying Ms. Liang $1,261,500 or approximately 38.68% of the Purchase Price in exchange for 14.63% of Yi An’s issued and outstanding common stock. As a result, we currently own 90% of the issued and outstanding common stock of Yi An.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(c)  Shell Company Transactions.

None.

(d)  Exhibits.

EXHIBIT	DESCRIPTION

10.1	Share Transfer Agreement, dated June 18, 2010, by and between Apextalk Holdings, Inc. and Weiling Liang (1)

10.2	English translation of the Share Transfer Agreement, dated June 18, 2010, by and between the Apextalk Holdings, Inc. and Weiling Liang (2)

(1) Attached as Exhibit 10.1 to the Current Report on form 8-K filed with the Securities and Exchange Commission on September 14, 2010
(2) Attached as Exhibit 10.2 to the Current Report on form 8-K filed with the Securities and Exchange Commission on September 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APEXTALK HOLDING, INC.

Date: March 29, 2011	By:	/s/ Hui Liu
Hui Liu Chief Executive Officer